Exhibit 10.1
WAIVER TO CREDIT AGREEMENT
     THIS WAIVER TO CREDIT AGREEMENT (this “Waiver”), dated as of July 12, 2007 is entered into among RADIO ONE, INC., a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).
BACKGROUND
     A. The Borrower, the Lenders, Bank of America, N.A., as syndication agent, Credit Suisse, Merrill Lynch, Pierce Fenner & Smith Incorporated, and SunTrust Bank, as co-documentation agents, and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 13, 2005 (as the same has been amended, restated or modified from time to time, the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.
     B. The Borrower had previously requested a limited waiver from the Lenders until July 13, 2007 of any Default arising solely out of the Borrower’s failure to comply with the Interest Coverage Ratio financial condition covenant for the fiscal quarter ending March 31, 2007 as required under Section 6.01(a) of the Credit Agreement, which such waiver was granted, among others, subject to certain terms and circumstances, in that certain Waiver and Consent to Credit Agreement among the Borrower, the Administrative Agent and certain other parties to the Credit Agreement, dated May 14, 2007.
     C. The Borrower has requested that the limited waiver described above be extended from July 13, 2007 to September 15, 2007. The Borrower has also requested, subject to certain terms and conditions, that the Lenders waive compliance with (i) the Total Leverage Ratio as set forth in Section 6.01(b) of the Credit Agreement for the fiscal quarter ended June 30, 2007, and (ii) the Interest Coverage Ratio as set forth in Section 6.01(a) of the Credit Agreement for the fiscal quarter ended June 30, 2007.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
     1. WAIVER. Subject to the satisfaction of the conditions of effectiveness set forth in Section 5 of this Waiver and the provisos set forth below, the Required Lenders hereby waive the following Defaults (the “Waived Default”) for a period beginning as of the date hereof until the earlier of September 15, 2007 or the occurrence of a Default (other than a Waived Default):
     (a) any Event of Default under Section 7.01(d) of the Credit Agreement arising solely out of the Borrower’s failure to comply with the Section 6.01(a) of the Credit Agreement during the fiscal quarter ending March 31, 2007.
     (b) any Event of Default under Section 7.01(d) of the Credit Agreement arising solely out of the Borrower’s failure to comply with Section 6.01(a) of the Credit Agreement during the fiscal quarter ending June 30, 2007, provided that, notwithstanding the foregoing, the waiver under this Section 1(b) shall only be effective so long as the Interest Coverage Ratio

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computed under Section 6.01(a) of the Credit Agreement is not less than 1.75 to 1.00 for the fiscal quarter ended June 30, 2007.
     (c) any Event of Default under Section 7.01(d) of the Credit Agreement arising solely out of the Borrower’s failure to comply with Section 6.01(b) of the Credit Agreement during the fiscal quarter ending June 30, 2007, provided that, notwithstanding the foregoing, the waiver under this Section 1(c) shall only be effective so long as the Total Leverage Ratio computed under Section 6.01(b) of the Credit Agreement is not more than 7.30 to 1.00 for the fiscal quarter ended June 30, 2007.
     2. LIMITATIONS. Except as expressly stated herein, the waiver described in Section 1 of this Waiver shall not be construed as a consent to or waiver of any Default which may now exist or hereafter occur or any violation of any term, covenant or provision of the Credit Agreement or any other Loan Document. This Waiver does not affect or diminish the right of the Administrative Agent and the Lenders to require strict performance by the Borrower and each Guarantor of each provision of any Loan Document to which it is a party, except as expressly provided herein and in the Existing Consent. All terms and provisions of, and all rights and remedies of, the Administrative Agent and the Lenders under the Loan Documents shall continue in full force and in effect and are hereby confirmed and ratified in all respects.
     3. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the Effective Date (as defined herein) and after giving effect to the waivers set forth in Section 1 of this Waiver:
     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the Effective Date as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; and
     (b) no event has occurred and is continuing which constitutes a Default or Event of Default other than the Waived Default.
     4. CONDITIONS OF EFFECTIVENESS. This Waiver shall not be effective until the satisfaction of each of the following conditions precedent:
     (a) the representations and warranties set forth in Section 3 of this Waiver shall be true and correct;
     (b) the Administrative Agent shall have received counterparts of this Waiver executed by the Required Lenders; and
     (c) the Administrative Agent shall have received counterparts of this Waiver executed by the Borrower and Guarantors.

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     5. REFERENCE TO THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS.
     (a) Upon and during the effectiveness of this Waiver, each reference in the Credit Agreement and the other Loan Documents to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement or the other Loan Documents, as the case may be, as affected by this Waiver.
     (b) Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute an amendment of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower, Guarantors or Lenders to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Documents in similar or different circumstances.
     (c) Notwithstanding that such consent is not required hereunder, each of the Guarantors hereby consents to the execution and delivery of this Waiver and reaffirm its respective obligations under the Guarantee and Collateral Agreement.
     6. COSTS AND EXPENSES. The Borrower shall be obligated to pay the costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Waiver and the other instruments and documents to be delivered hereunder.
     7. EXECUTION IN COUNTERPARTS. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original but all such counterparts together shall constitute but one and the same instrument and signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. For purposes of this Waiver, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document. This Waiver shall become effective when the Administrative Agent has received counterparts of this Waiver executed by the Borrower and the Required Lenders and each of the conditions precedent set forth in Section 4 of this Waiver have been satisfied (the “Effective Date”).
     8. GOVERNING LAW; BINDING EFFECT. This Waiver shall be governed by and construed in accordance with the laws of the State of New York. This Waiver shall be binding upon the Borrower and each Lender and their respective successors and assigns.

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     9. HEADINGS. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.
     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AFFECTED BY THIS WAIVER, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of Page Intentionally Left Blank.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.

BORROWER: RADIO ONE, INC.
By:	/s/ Scott R. Royster
	Name:	Scott R. Royster
	Title:	Exec Vice Pres & CFO

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OTHER GUARANTORS
(for purposes of Section 4 of this Waiver):
RADIO ONE, INC.
RADIO ONE LICENSES, LLC
BELL BROADCASTING COMPANY .
RADIO ONE OF DETROIT, LLC
RADIO ONE OF ATLANTA, LLC
ROA LICENSES, LLC
RADIO ONE OF CHARLOTTE, LLC
CHARLOTTE BROADCASTING, LLC
RADIO ONE OF NORTH CAROLINA, LLC
RADIO ONE OF AUGUSTA, LLC
RADIO ONE OF BOSTON, INC.
RADIO ONE OF BOSTON LICENSES, LLC
RADIO ONE OF INDIANA, LLC
RADIO ONE OF TEXAS I, LLC
RADIO ONE OF TEXAS II, LLC
BLUE CHIP BROADCASTING, LTD.
BLUE CHIP BROADCASTING LICENSES, LTD.
SATELLITE ONE, L.L.C.
HAWES-SAUNDERS BROADCAST
   PROPERTIES, INC.
RADIO ONE OF DAYTON LICENSES, LLC
NEW MABLETON BROADCASTING
   CORPORATION
RADIO ONE MEDIA HOLDINGS, LLC

By:	/s/ Scott R. Royster
	Name:	Scott R. Royster
	Title:	Exec Vice Pres & CFO

RADIO ONE OF INDIANA, L.P.
By:	Radio One, Inc.,
its general partner

By:	/s/ Scott R. Royster
	Name:	Scott R. Royster
	Title:	Exec Vice Pres & CFO

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RADIO ONE OF TEXAS, L.P.
By:	Radio One of Texas I, LLC,
its general partner

By:	/s/ Scott R. Royster
	Name:	Scott R. Royster
	Title:	Exec Vice Pres & CFO

SYNDICATION ONE, INC.
By:	/s/ Scott R. Royster
	Name:	Scott R. Royster
	Title:	Exec Vice Pres & CFO

MAGAZINE ONE, INC.
By:	/s/ Scott R. Royster
	Name:	Scott R. Royster
	Title:	Exec Vice Pres & CFO

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ADMINISTRATIVE AGENT, ISSUING BANK AND REQUIRED LENDERS: WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and as a Lender
By:	/s/ Russ Lyons
	Name:	Russ Lyons
	Title:	Director

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BANK OF AMERICA, N.A., as Syndication Agent, Issuing Bank and as a Lender
By:	/s/ Kevin Sanders
	Name:	Kevin Sanders
	Title:	Vice President

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CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Co-Documentation Agent and as a Lender
By:	/s/ Doreen Barr /s/ Shaheen Malik
	Name:	DOREEN BARR SHAHEEN MALIK
	Title:	VICE PRESIDENT ASSOCIATE

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SUNTRUST BANK, as Co-Documentation Agent and as a Lender
By:	/s/ E. Matthew Schaaf IV
	Name:	E. Matthew Schaaf IV
	Title:	Vice President

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BANK OF SCOTLAND,

as a Lender

By:	/s/ Percy Ngai
	Name:	PERCY NGAI
	Title:	ASSISTANT VICE PRESIDENT

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Grand Central Asset Trust, BDC Series

as a Lender

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-Fact

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BLACK DIAMOND CLO 2006-1 (CAYMAN), Ltd.
By: Black Diamond CLO 2006-1 Adviser, L.L.C.
As Its Collateral Manager

as a Lender

By:
Name: Stephen H. Deckoff
Title: Managing Principal
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CALYON NEW YORK BRANCH

as a Lender

By:	/s/ W. Michael George
	Name:	W. Michael George
	Title:	Managing Director

By:	/s/ John McCloskey
	Name:	John McCloskey
	Title:	Managing Director

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Credit Industriel et Commercial,

as a Lender

By:	/s/ Marcus Edward /s/ Brian O’Leary
	Name:	Marcus Edward Brian O’Leary
	Title:	Managing Director Managing Director

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Diamond Springs Trading LLC

as a Lender

By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

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GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Karl Kieffer
	Name:	Karl Kieffer
	Title:	Duly Authorized Signatory

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J P Morgan Chase Bank, N.A., as a Lender
By:	/s/ Sharon Bazbaz
	Name:	SHARON BAZBAZ
	Title:	VICE PRESIDENT

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Mizuho Corporate Bank Ltd., as a Lender
By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

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NATIONAL CITY BANK, as a Lender
By:	/s/ Elizabeth Brosky
	Name:	Elizabeth Brosky
	Title:	Vice President

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COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH as a Lender
By:	/s/ Laurie Blazek
	Name:	Laurie Blazek
	Title:	Executive Director

By:	/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Executive Director

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The Royal Bank of Scotland plc, as a Lender
By:	/s/ Andrew Wynn
	Name:	Andrew Wynn
	Title:	Managing Director

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Sumitomo Mitsui Banking Corporation, as a Lender
By:	/s/ Leo E. Pagarigan
Name: Leo E. Pagarigan
Title: General Manager

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U.S. BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Keith Kubota
	Name:	Keith Kubota
	Title:	Vice President

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Webster Bank, National Association, as a Lender
By:	/s/ John Gilsenan
	Name:	John Gilsenan
	Title:	Vice President

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